Exhibit 10.2

AMENDED SCHEDULE OF SENIOR VICE PRESIDENT-LEVEL EXECUTIVE OFFICERS WHO HAVE EXECUTED AN EMPLOYMENT AGREEMENT IN THE FORM OF SENIOR VICE PRESIDENT EMPLOYMENT AGREEMENT FILED AS EXHIBIT 10.1 TO DOLLAR GENERAL CORPORATION’S QUARTERLY REPORT ON FORM 10-Q FOR THE FISCAL QUARTER ENDED MAY 4, 2018, FILED WITH THE SEC ON MAY 31, 2018 (this “Schedule”)

This Schedule amends the Schedule of Senior Vice President-level Executive Officers who have executed an employment agreement in the form of Senior Vice President Employment Agreement filed by Dollar General Corporation as Exhibit 10.1 to its Quarterly Report on Form 10-Q for the fiscal quarter ended May 4, 2018, filed with the SEC on May 31, 2018. This Schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purposes of setting forth the material details in which the specific employment agreement executed in the form of Senior Vice President Employment Agreement differs from the form as of October 30, 2020.

Name of Executive Officer	Title	Base Salary	Effective Date	Date of Execution
Anita C. Elliott	Senior Vice President and Chief Accounting Officer	$398,115.00	April 1, 2018	April 9, 2018